SUPPLEMENT DATED DECEMBER 4, l998
            TO PROSPECTUS DATED NOVEMBER 1, 1998
                             OF
       GRADISON OHIO TAX-FREE INCOME FUND (the "Fund")

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization for the Fund. The Reorganization is subject to the approval of the shareholders of the Fund and the Board of Trustees of the Victory Portfolios. The Reorganization will be submitted to shareholders at a special meeting to be held early next year. There can be no assurance that the shareholders of the Fund or the Board of Trustees of the Victory Portfolios will approve the Reorganization.

If the Reorganization of the Fund is approved, shareholders will exchange their Fund shares for Class "G" shares of the Victory Ohio Municipal Bond Fund. The shares ofreceived by Gradison shareholders will have the same value as the total value of their Gradison Fund shares on the effective date of the Reorganization. (In other words, a shareholder who owns $1,000 worth of Gradison Ohio Tax-Free Income Fund shares will receive $1,000 worth of Class "G" shares of the Victory Ohio Municipal Bond Fund.) The Fund will receive an opinion of counsel to the effect that the exchange of shares will not be taxable. The exchange will not be subject to any sales charges. The Victory Ohio Municipal Bond Fund is an existing mutual fund with similar investment objective and policies as the Gradison Ohio Tax-Free Income Fund and is a "Series" or "Portfolio" of the Victory Portfolios, an open-end management investment company organized as a Delaware business trust. Key Asset Management Inc. ("KAM") is investment adviser for the Victory Portfolios. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp.